UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

UROGEN PHARMA LTD.

(Exact name of registrant as specified in its charter)

Israel	001-38079	98-1460746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Alexander Park Drive, 4th Floor Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (646) 768-9780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS0.01 per share	URGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 17, 2024, UroGen Pharma Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with TD Securities (USA) LLC and Guggenheim Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale in a public offering of 5,000,000 ordinary shares of the Company, par value NIS 0.01 per share (the “Shares”) (or in lieu of Shares, pre-funded warrants to purchase 1,142,857 ordinary shares of the Company). The price to the public in the offering was $17.50 per share (or $17.499 per pre-funded warrant). The gross proceeds to the Company from the offering are expected to be approximately $107.5 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. Each pre-funded warrant will have an exercise price of $0.001 per ordinary share, subject to customary adjustments, and will be exercisable at any time after original issuance and will not expire until exercised in full. The pre-funded warrants may not be exercised if the aggregate number of ordinary shares beneficially owned by the holder thereof immediately following such exercise would exceed 9.99% of the total number of then issued and outstanding ordinary shares. The closing of the offering is expected to occur on June 20, 2024, subject to the satisfaction of customary closing conditions. In addition, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to 921,428 additional Shares at the public offering price, less the underwriting discounts and commissions.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by such parties.

The offering is being made pursuant to an effective registration statement on Form S-3 (File No. 333-268398) and accompanying prospectus, previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”), and a prospectus supplement thereto. The foregoing descriptions of the terms of the Underwriting Agreement and form of pre-funded warrant do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement and form of pre-funded warrant, copies of which are filed with this report as Exhibit 1.1 and Exhibit 4.1, respectively. Copies of the opinions of Erdinast, Ben Nathan, Toledano & Co. and Cooley LLP relating to the legality of the issuance and sale of the securities in the offering are attached as Exhibits 5.1 and 5.2 hereto, respectively.

Item 8.01	Other Events.

On June 17, 2024, the Company issued a press release announcing that the Company had commenced the offering and a press release announcing that it had priced the offering. Copies of these press releases are filed as Exhibits 99.1 and 99.2 hereto, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding, among other things, the Company’s expectations about the timing and completion of the offering and expected gross proceeds from the offering. The words “expect,” “may,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the Company’s inability, or the inability of Underwriters, to satisfy the conditions to closing for the offering; uncertainties associated with the Company’s ongoing and planned clinical trials; the Company’s RTGel technology may not perform as expected; the Company may not successfully develop and receive regulatory approval of any other product that incorporates RTGel technology; the impacts of general macroeconomic and geopolitical conditions, high inflation, and uncertain credit and financial markets on the Company’s business, clinical trials, and financial position; and other risks and uncertainties that are described in the Risk Factors section of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 13, 2024, and other filings the Company makes with the SEC from time to time. The events and circumstances discussed in such forward-looking statements may not occur, and the Company’s actual results could differ materially and adversely from those anticipated or implied thereby. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 17, 2024, by and among the Company, TD Securities (USA) LLC and Guggenheim Securities, LLC.

4.1	Form of June 2024 Pre-Funded Warrant.

5.1	Opinion of Erdinast, Ben Nathan, Toledano & Co., Israeli counsel to the Registrant, as to the validity of the Registrant’s Ordinary Shares.

5.2	Opinion of Cooley LLP.

23.1	Consent of Erdinast, Ben Nathan, Toledano & Co. (included in Exhibit 5.1).

23.2	Consent of Cooley LLP (included in Exhibit 5.2).

99.1	Press Release dated June 17, 2024.

99.2	Press Release dated June 17, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2024	UROGEN PHARMA LTD.

	By:	/s/ Don Kim
Don Kim
Chief Financial Officer